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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Commission File Nos. 33-58653, 33-30549, 33-03169 and 33-49422) of Hartmarx Corporation of our report dated March 10, 2003 appearing on page 23 of this Form 10-K.





PricewaterhouseCoopers LLP
Chicago, Illinois
March 14, 2003